                                    AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT

This amendment (the "Amendment") is made and entered into as of February 14, 2003 by and among AIM Variable Insurance Funds, Principal Life Insurance Company, and Princor Financial Services Corporation (collectively, the "parties") in order to modify that certain Participation Agreement (the "Agreement") entered into by the parties as of June 8, 1999 is hereby amended as follows.

Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following:

FUNDS AVAILABLE UNDER THE CONTRACTS   SEPARATE ACCOUNTS UTILIZING THE FUNDS   CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
-----------------------------------   -------------------------------------   -----------------------------------------
        (SERIES I SHARES)             -    Principal Life Insurance Company   -    The Principal(R) Variable Annuity
AIM V.I. Aggressive Growth Fund            Separate Account B
AIM V.I. Core Equity Fund                                                     -    Principal Freedom Variable Annuity
AIM V.I. Growth Fund
AIM V.I. International Growth Fund
AIM V.I. Premier Equity Fund
                                      -    Principal Life Insurance Company
                                           Variable Life Separate Account     -    PrinFlex Life(R) Variable Life
                                                                                   Insurance

                                                                              -    Survivorship Variable Universal
                                                                                   Life Insurance

                                                                              -    Flexible Variable Life Insurance

                                                                              -    Principal Variable Universal Life
                                                                                   Accumulator

                                                                              -    Executive Variable Universal Life
                                                                                   Accumulator

                                                                              -    Benefit Variable Universal Life
                                                                                   Accumulator

                                                                              -    Principal Variable Universal Life
                                                                                   Accumulator II

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Nancy L. Martin             By: /s/ Carol F. Relihan
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Carol F. Relihan
Title: Assistant Secretary              Title: Senior Vice President

(SEAL)

                                        PRINCOR FINANCIAL SERVICES CORPORATION


Attest: /s/ Amy B. McCann               By: /s/ Ernest H. Gillum
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)


                                        PRINCIPAL LIFE INSURANCE COMPANY


Attest: /s/ Amy Dippel                  By: /s/ David House
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)